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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 13, 2006

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                000-23489                52-1309227
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  (State or other jurisdiction      (Commission           (I.R.S. Employer
        of incorporation)           File Number)         Identification No.)

  1820 North Fort Myer Drive, 4th Floor, Arlington, VA          22209
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       (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (703) 292-5210

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On October 13, 2006 (the "Amendment Date"), Access Worldwide Communications, Inc. (the "Company") amended its 5% Convertible Promissory Note, dated July 15, 2003 (the "Amendment"). The Amendment changed (a) the original maturity date of the 5% Convertible Promissory Note dated July 15, 2003 ("Convertible Note I") from October 15, 2006 to October 1, 2009, and (b) the conversion rate from one
(1) share of Company common stock, par value $0.01 (the "Common Stock") per dollar invested, to two (2) shares of Common Stock per dollar invested. Prior to the Amendment Date, the Company contacted the Holders of Convertible Note I (the "Holders") and offered each, the following options: (a) to convert their Convertible Note I to shares of Company common stock, par value $0.01, as set forth in Convertible Note I, (b) to receive a payout of principal and any accrued and unpaid interest as set forth in Convertible Note I, or (c) to reinvest their Convertible Note I with the Company in return for the additional consideration set forth in the Amendment. Of the $2.1 million comprising Convertible I (the "Convertible I Principal"), only $115,000 of the Convertible I Principal chose to be paid out their principal and accrued but unpaid interest. The Holders of the remaining Convertible I Principal, which equals $1.985 million (the "Amended Convertible I Principal") chose to reinvest their Amended Convertible I Principal in the Company. The sale of the underlying shares associated with the Amendment was exempt from registration under the Securities Act of 1933 as a private offering to accredited investors under
Section 4(2) of the Securities Act and Rule 506 of Regulation D.

The amended Convertible I (the "Amended Convertible I") matures the earlier of
(a) October 1, 2009 or (b) a change of control. The holder of the amended notes may convert all or any part of the principal amount of the Amended Convertible I, and any accrued and unpaid interest thereon, into shares of Common Stock, at any time after the Amendment Date and until all principal and accrued interest thereon is paid in full, at a conversion price equal to $0.50 per share, as adjusted as provided herein, such that the holder of the Amended Convertible I shall be entitled to receive upon conversion of all or any part of the Amended Convertible I, that number of shares equal to the principal outstanding (and any accrued and unpaid interest thereon) divided by the conversion price.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

99.1 First Amendment to the 5% Convertible Promissory Note between ACCESS WORLDWIDE COMMUNICATIONS, INC., and the Holder.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACCESS WORLDWIDE COMMUNICATIONS, INC.
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                                           (Registrant)


Date: October 18, 2006                     By /s/ Mark Wright
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                                              General Counsel, Secretary

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